                        ANNUAL REPORT / OCTOBER 31 1999

                       AIM GLOBAL AGGRESSIVE GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]


         -------------------------------------------------------------

                             LAND BY JENNIFER WATES

             IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE

          BETWEEN CONTINENTS IS NO LONGER THE BARRIER TO TRADE THAT IT

          ONCE WAS. TODAY, THE EARTH'S MANY LANDS ARE LINKED THROUGH A

            GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE WORLD'S

         PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT, RENDERED IN

           VIBRANT COLORS AND BOLD BRUSH STROKES, PAYS TRIBUTE TO OUR

                              WORLD AND ITS RICHES.

         -------------------------------------------------------------

AIM Global Aggressive Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of small-capitalization companies with above-average earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99 (the most recent calendar quarter end), were as follows: For Class A shares, one year, 28.44%; five years, 14.07%; inception (9/15/94), 13.97%. For Class B shares, one year, 29.06%; five years, 14.33%;
    inception (9/15/94), 14.34%. For Class C shares, one year, 33.06%; inception (8/4/97), 3.19%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Russell 2000 Stock Index is generally considered representative of the stocks of small-capitalization companies.
o The unmanaged Standard & Poor's 400 Midcap Index (S&P 400) comprises common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
 the Board of       opened on October 31, 1998, saw a market dominated by
   THE FUND         large-capitalization stocks and high-quality bonds,
 APPEARS HERE]      especially U.S. Treasuries. Ten months into 1998, two well-
                    known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell
                    2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.

It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                           -------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                           -------------------------




                       AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND POSTS EXCELLENT GAINS AS GLOBAL MARKETS BROADEN

WORLDWIDE, SMALL- AND MID-CAP STOCKS GENERALLY BENEFITED FROM THE IMPROVING GLOBAL ECONOMY AND BROADENING MARKETS. HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM?
The fund's performance was outstanding for the fiscal year ended October 31, 1999. Excluding sales charges, total returns were 38.31% for Class A shares and 37.56% for Class B and C shares. These returns were significantly higher than the 24.91% gain of the Morgan Stanley Capital International World Index for the same period.

WHAT WERE THE MAJOR DEVELOPMENTS IN THE U.S STOCK MARKET?
When the fiscal year began, the stock market was rebounding from a steep decline stemming from severe economic problems in Asia, Russia and Latin America. The rally continued into 1999, and the Dow Jones Industrial Average (the Dow) set a record in August. However, markets were volatile, as investors were concerned that torrid economic growth would prompt the Federal Reserve Board (the Fed) to tighten monetary policy to head off inflation. In separate moves in June and August, the central bank raised the key federal funds rate from 4.75% to 5.25%. Between June and October, stock markets were volatile. Markets rallied in October after data showed that inflation remained relatively subdued.
    For the fiscal year, large-cap stocks outperformed mid- and small-cap stocks, although all three classes posted impressive gains. The Dow, which measures the performance of the stocks of 30 of the largest U.S. companies, was up 26.98% while the S&P Midcap 400 Index was up 21.07% and the Russell 2000 Index, a barometer of the performance of U.S. small-cap stocks, posted gains of 14.87%. Growth stocks outperformed value stocks. Technology was by far the top-performing sector.

HOW DID EUROPEAN STOCKS FARE?
At the outset of the fiscal year, European stocks were surging, led by cyclical stocks, which moved in anticipation of an economic recovery on the Continent. However, European-stock performance leveled off as investors shifted their focus to other markets, particularly Asia. Still, European stocks posted respectable gains for the reporting period, and growth stocks regained prominence over value stocks. The key development in Europe was the feverish pace of merger activity. In fact, toward the end of the reporting period, European merger activity topped that of the United States for the first time. Ten European deals were announced in the third quarter of 1999 with values of more than $10 billion each.

HOW DID MARKETS PERFORM IN ASIA AND LATIN AMERICA?
In Asia, stock markets roared back from the economic crisis that rocked the region in 1997-1998. Improving economic conditions in several Asian nations, strong corporate earnings and growing consumer demand boosted stocks. Singapore, South Korea and Taiwan all posted impressive gains.
    Undoubtedly the most significant development in Asia, however, was the stunning turnaround of the Japanese stock market. After years in the doldrums, Japanese stocks soared. Improving economic conditions in Japan helped to spark the rally. Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. Market activity drove up the value of the yen against most major currencies, including the U.S. dollar.
    In Latin America, the Mexican market dominated the region. Declining interest rates and a stronger peso bolstered Mexico's economy, along with the continued strength of its largest trading partner, the United States.

ON A GLOBAL BASIS, WHAT WERE SOME OF THE MAJOR TRENDS IN SMALL- AND MID-CAP STOCKS?
Worldwide, a broadening of market rallies to include asset classes other than large-cap stocks boosted small- and mid-cap stocks. Investors found small- and mid-cap stocks attractive because of favorable valuations and the often superior earnings prospects of small- and mid-cap firms to large-cap companies.
    While the market for small- and mid-cap stocks is well established in the United States, it is just developing in other parts of the world. More and more small- and mid-cap companies are coming into existence. In Japan, for example, a new generation of entrepreneurs is creating exciting new companies in such sectors as technology and telecommunications. New indexes, such




TOTAL RETURN

10/31/98--10/31/99,
excluding sales charges

Bar Chart

================================================================================

CLASS A SHARES                     38.31%

CLASS B AND CLASS C SHARES         37.56%

MSCI WORLD INDEX                   24.91%

================================================================================



          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets


===================================================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. JDS Uniphase Corp. (United States)         6.83%  1. Computers (Software & Services)          11.86   1. United States   33.56%
 2. Bellsystems 24, Inc. (Japan)               2.24   2. Communications Equipment )               11.57%  2. Japan            9.55
 3. Harmonic Inc. (United States)              1.65   3. Services (Commercial & Consumer)          5.53   3. United Kingdom   7.03
 4. Yahoo Japan Corp. (Japan)                  1.65   4. Electronics (Semiconductors)              5.27   4. Mexico           6.02
 5. Softbank Corp. (Japan)                     1.57   5. Broadcasting (Television, Radio & Cable)  4.80   5. France           4.89
 6. Emulex Corp. (United States)               1.49   6. Retail (Specialty-Apparel)                2.26   6. Canada           4.10
 7. Trend Micro, Inc. (Japan)                  1.28   7. Retail (Food Chains)                      2.23   7. Hong Kong        2.99
 8. CDW Computer Centers, Inc. (United States) 1.18   8. Manufacturing (Specialty)                 2.15   8. South Korea      2.80
 9. Sage Group PLC, The (United Kingdom)       1.05   9. Banks (Regional)                          1.84   9. Netherlands      2.43
10. Altran Technologies, S.A. (France)         1.05  10. Financial (Diversified)                   1.72  10. Germany          2.18

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

as the Neuer Markt in Germany and the Nouveau Marche in France, are being created to track the performance of small- and mid-cap stocks. This global proliferation of mid- and small-cap stock offerings is increasing the fund's investment options.

FROM A GLOBAL PERSPECTIVE, HOW WAS THE FUND INVESTED?
At the end of the fiscal year, the fund held 38% of its total net assets in U.S. and Canadian stocks and 28% in European equities. The fund had roughly 20% of the portfolio in Asian markets while Japanese securities composed more than 9% of the fund's holdings. Mexican stocks constituted about 6% of the fund's holdings.
    Over the fiscal year, we have pared the number of stocks in the portfolio from 285 to 187. We believe these stocks represent the companies with the best earnings-growth potential.

WHICH SECTORS WERE EMPHASIZED IN THE PORTFOLIO?
Over the six months since our last report, we have increased the fund's technology holdings while slightly reducing its exposure to the consumer-cyclical sector. Technology stocks increased from 25% to 35%, while consumer-cyclical stocks decreased from 23% to 20% of the portfolio. The rapid expansion of the Internet and increased demand for microchips helped to boost technology stocks. A high level of consumer spending, particularly in the United States, helped the stocks of consumer cyclicals, particularly advertisers, discounters and specialty retailers.

WHAT WERE SOME OF THE FUND'S KEY HOLDINGS?
The fund's top three holdings as of October 31, 1999, were JDS Uniphase, Bellsystems 24 and Harmonic.
    Created from the recent merger of JDS Fitel of Canada and U.S.-based Uniphase, JDS Uniphase is the leader in developing optical components for communication networks. Bellsystems 24 is one of Japan's top telemarketing companies, while Harmonic develops products for major communications providers, such as cable-television operators.
    Other key stocks in the portfolio included Altran Technologies, a French engineering and technology consulting firm; The Sage Group, a British provider of personal computer software; and Trend Micro, a Japanese firm that provides antivirus software and Internet-based security services.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
We believe we have reached a period of synchronized global expansion. The United States drove the markets for the past two years. Europe and Asia are gaining strength, and we believe that growth in the future will be more balanced.
    In Europe, we expect positive economic growth, stronger corporate earnings and higher consumer demand. In fact, if European growth continues on its current path, Europe stands poised to surpass the United States in economic growth next year. For the first time in decades, the United States may relinquish its longstanding role as leader of the global economy.
    The worst of the crisis in Asia appears to be past, although the recovery in that region is uneven and still relatively fragile. In Japan, we're encouraged by signs of economic growth. Moreover, smaller companies are leading the way in much-needed corporate restructuring.
    Overall, we remain very optimistic about small- and mid-cap stocks because of their attractive valuations, the strong earnings-growth prospects for smaller companies and the increasing number of small- and mid-cap stock choices available to investors.


          See important fund and index disclosures inside front cover.


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEX

9/15/94-10/31/99

in thousands

================================================================================
                Global             Global
              Aggressive         Aggressive
             Growth Fund,       Growth Fund,     MSCI World
                Class A            Class B         Index
--------------------------------------------------------------------------------
9/15/94         9,524              10,000          10,000
10/31/94        9,733              10,210          10,282
10/31/95        12,467             13,020          11,257
10/31/96        15,063             15,636          13,091
10/31/97        16,057             17,061          15,287
10/31/98        15,168             14,733          17,619
10/31/99        20,980             21,327          22,010

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (9/15/94)             15.55%

5 years                         15.47

1 year                          31.75*

*38.31% excluding sales charges

CLASS B SHARES

Inception  (9/15/94)            15.92%

5 years                         15.76

1 year                          32.56*

*37.56% excluding sales charges

CLASS C SHARES

Inception (8/4/97)               6.89%

1 year                          36.56*

*37.56% excluding sales charges
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART

The chart compares your fund's Class A and B shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 9/15/94-10/31/99 (Please note that the index's performance figures are for the period 8/31/94 through 10/31/99.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International (MSCI) World Index. Please keep in mind that the MSCI World Index tracks the performance of global large-cap stocks, not the global small-cap stocks in which your fund invests. There is no true MSCI benchmark that measures global small-cap stock performance. Unlike your fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.



                        AIM GLOBAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-33.56%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.41%

Hispanic Broadcasting Corp.(a)         144,100   $   11,672,100
---------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)        157,100       13,667,700
---------------------------------------------------------------
                                                     25,339,800
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-10.15%

ANTEC Corp.(a)                         125,000        6,062,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           150,000       17,025,000
---------------------------------------------------------------
Dycom Industries, Inc.(a)              210,800        6,864,175
---------------------------------------------------------------
Harmonic, Inc.(a)                      500,000       29,687,500
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  734,994      122,652,124
---------------------------------------------------------------
                                                    182,291,299
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.49%

Emulex Corp.(a)                        171,200       26,696,500
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.92%

Network Appliance, Inc.(a)              82,300        6,090,200
---------------------------------------------------------------
QLogic Corp.(a)                        100,000       10,412,500
---------------------------------------------------------------
                                                     16,502,700
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.86%

Citrix Systems, Inc.(a)                231,600       14,851,350
---------------------------------------------------------------
Concord Communications, Inc.(a)         88,400        4,591,275
---------------------------------------------------------------
VERITAS Software Corp.(a)              129,100       13,926,662
---------------------------------------------------------------
                                                     33,369,287
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.34%

Patterson Dental Co.(a)                133,550        6,018,097
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.39%

Cree Research, Inc.(a)                 150,000        6,403,125
---------------------------------------------------------------
Sanmina Corp.(a)                       136,700       12,311,544
---------------------------------------------------------------
Sawtek, Inc.(a)                        150,000        6,150,000
---------------------------------------------------------------
                                                     24,864,669
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.22%

Power-One, Inc.(a)                     200,000        4,000,000
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.38%

Alpha Industries, Inc.(a)              125,000        6,906,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.68%

ANADIGICS, Inc.(a)                     200,000        7,700,000
---------------------------------------------------------------
Dallas Semiconductor Corp.             115,000        6,770,625
---------------------------------------------------------------
Micrel, Inc.(a)                        195,800       10,646,625
---------------------------------------------------------------
Microchip Technology, Inc.(a)          225,000       14,990,625
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    154,700       14,580,475
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

SDL, Inc.(a)                           130,000   $   16,030,625
---------------------------------------------------------------
Semtech Corp.(a)                       200,000        7,662,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         122,000        5,596,750
---------------------------------------------------------------
                                                     83,978,225
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.76%

Alpharma, Inc.-Class A                 250,000        8,796,875
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     160,100        4,883,050
---------------------------------------------------------------
                                                     13,679,925
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.18%

Province Healthcare Co.(a)             201,800        3,254,025
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.22%

Express Scripts, Inc.-Class A(a)        80,000        3,930,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.13%

ResMed, Inc.(a)                         80,000        2,770,000
---------------------------------------------------------------
Sybron International Corp.(a)          344,300        8,198,644
---------------------------------------------------------------
VISX, Inc.(a)                          150,000        9,384,375
---------------------------------------------------------------
                                                     20,353,019
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.18%

Advance Paradigm, Inc.(a)               75,000        3,196,875
---------------------------------------------------------------

RESTAURANTS-0.95%

CEC Entertainment, Inc.(a)             450,000       14,428,125
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                               68,200        2,548,975
---------------------------------------------------------------
                                                     16,977,100
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.18%

CDW Computer Centers, Inc.(a)          343,000       21,180,250
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.82%

Footstar, Inc.(a)                       94,500        3,307,500
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           217,300        9,479,712
---------------------------------------------------------------
Tuesday Morning Corp.(a)                86,300        1,984,900
---------------------------------------------------------------
                                                     14,772,112
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.26%

American Eagle Outfitters,
  Inc.(a)                              130,000        5,565,625
---------------------------------------------------------------
AnnTaylor Stores Corp.(a)              128,900        5,486,306
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         410,000        8,994,375
---------------------------------------------------------------
Pacific Sunwear of California(a)       414,750       12,520,266
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Too Inc.(a)                            500,000   $    8,000,000
---------------------------------------------------------------
                                                     40,566,572
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.83%

Insight Enterprises, Inc.(a)           400,000       14,950,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.54%

Affiliated Computer Services,
  Inc.-Class A(a)                      149,100        5,665,800
---------------------------------------------------------------
Concord EFS, Inc.(a)                   599,407       16,221,452
---------------------------------------------------------------
NOVA Corp.(a)                          221,500        5,759,000
---------------------------------------------------------------
                                                     27,646,252
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.36%

Powerwave Technologies, Inc.(a)        100,000        6,506,250
---------------------------------------------------------------

TEXTILES (APPAREL)-0.31%

Quicksilver, Inc.(a)                   400,000        5,650,000
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $240,178,870)                           602,629,207
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-62.47%

AUSTRALIA-1.34%

Brambles Industries Ltd. (Air
  Freight)                             235,000        6,610,877
---------------------------------------------------------------
ERG Ltd. (Electrical Equipment)      3,098,000       12,213,004
---------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure
  Time Products)                       828,000        5,250,121
---------------------------------------------------------------
                                                     24,074,002
---------------------------------------------------------------

BELGIUM-0.34%

UCB S.A.
  (Manufacturing-Diversified)          165,000        6,153,703
---------------------------------------------------------------

BRAZIL-1.53%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. GDR (Retail-Food
  Chains)                              277,419        6,068,541
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                          285,200        3,671,950
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         70,200       11,166,547
---------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                  63,700        3,806,075
---------------------------------------------------------------
Telesp Participacoes S.A.-ADR
  (Telephone)                          170,800        2,764,825
---------------------------------------------------------------
                                                     27,477,938
---------------------------------------------------------------

CANADA-4.10%

Biovail Corp. International
  (Health Care- Drugs-Generic &
  Other)(a)                            114,300        6,307,931
---------------------------------------------------------------
Celestica Inc. (Electronics-
  Semiconductors)(a)                   134,000        7,453,750
---------------------------------------------------------------
Cinar Films, Inc.-Class B
  (Entertainment)(a)                   126,000        2,189,250
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics- Component
  Distributors)(a)                     309,200        9,807,539
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Dorel Industries Inc. (Household
  Furniture & Appliances)(a)           151,400   $    2,699,348
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Lodging-Hotels)                     185,900        7,749,706
---------------------------------------------------------------
Intertape Polymer Group, Inc.
  (Chemicals- Specialty)               100,000        2,699,857
---------------------------------------------------------------
Onex Corp. (Investments)               138,000        2,601,032
---------------------------------------------------------------
Research in Motion Ltd.
  (Communications Equipment)           500,000       15,502,955
---------------------------------------------------------------
Rogers Cantel Mobile
  Communications Inc.
  (Telecommunications-
  Cellular/Wireless)(a)                 95,200        2,715,751
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           323,000        7,130,001
---------------------------------------------------------------
Shaw Communications, Inc.
  (Broadcasting- Television,
  Radio & Cable)                       223,000        6,778,000
---------------------------------------------------------------
                                                     73,635,120
---------------------------------------------------------------

CHILE-0.07%

Madeco S.A.-ADR (Metal
  Fabricators)                         129,000        1,273,875
---------------------------------------------------------------

DENMARK-0.67%

Vestas Wind Systems A/S
  (Manufacturing- Specialized)(a)       92,500       12,107,501
---------------------------------------------------------------

FINLAND-0.98%

JOT Automation Group Oyj
  (Manufacturing- Specialized)(a)    1,553,000        8,005,785
---------------------------------------------------------------
Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                            320,000        9,611,529
---------------------------------------------------------------
                                                     17,617,314
---------------------------------------------------------------

FRANCE-4.89%

Altran Technologies, S.A.
  (Services- Commercial &
  Consumer)                             54,900       18,823,184
---------------------------------------------------------------
Bertrand Faure S.A. (Auto Parts &
  Equipment)(a)                        100,000        6,038,767
---------------------------------------------------------------
Business Objects S.A.-ADR
  (Computers- Software &
  Services)(a)                         100,000        7,200,000
---------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)            70,000       10,310,090
---------------------------------------------------------------
GFI Informatique
  (Computers-Software & Services)       67,000        5,991,425
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                            44,000       12,336,338
---------------------------------------------------------------
M6 Metropole Television
  (Broadcasting- Television,
  Radio & Cable)                        22,000        6,017,726
---------------------------------------------------------------
NRJ S.A.
  (Broadcasting-Television, Radio
  & Cable)(a)                           11,000        3,425,475
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                              56,500       17,713,366
---------------------------------------------------------------
                                                     87,856,371
---------------------------------------------------------------

GERMANY-2.18%

EM.TV & Merchandising A.G.
  (Broadcasting- Television,
  Radio & Cable)                       170,000        8,405,879
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GERMANY-(CONTINUED)

EM.TV & Merchandising A.G.-Rts.,
expiring 11/12/99
(Broadcasting-Television, Radio &
Cable)                                 170,000   $        1,788
---------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)         70,000        3,917,834
---------------------------------------------------------------
Marschollek, Lautenschlaeger and
  Partner A.G.
  (Services-Commercial &
  Consumer)                             30,000        6,328,081
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)          6,270       17,084,556
---------------------------------------------------------------
PrimaCom A.G.
  (Broadcasting-Television,
  Radio, & Cable)(a)                    67,000        3,334,052
---------------------------------------------------------------
                                                     39,072,190
---------------------------------------------------------------

GREECE-1.05%

M.J. Maillis S.A. (Containers &
  Packaging- Paper)                    210,000        7,935,132
---------------------------------------------------------------
Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)
  (Acquired 11/20/98-04/23/99;
  Cost $3,591,542)(a)(b)               341,200        4,265,000
---------------------------------------------------------------
Titan Cement (Construction-Cement
  & Aggregates)                         60,000        6,652,436
---------------------------------------------------------------
                                                     18,852,568
---------------------------------------------------------------

HONG KONG-2.99%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              3,428,000       11,716,301
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)           12,224,000        8,654,883
---------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks-
  Regional)(a)                       3,047,000       13,846,256
---------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Stores)                    3,506,000        3,294,731
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               1,615,000       16,216,321
---------------------------------------------------------------
                                                     53,728,492
---------------------------------------------------------------

HUNGARY-0.51%

Magyar Tavkozlesi Rt-ADR
  (Telecommunications-Long
  Distance)                            320,000        9,220,000
---------------------------------------------------------------

INDONESIA-0.55%

Gulf Indonesia Resources Ltd.
  (Oil- International
  Integrated)(a)                       606,600        4,814,887
---------------------------------------------------------------
PT Indofood Sukses Makmur Tbk
  (Foods)(a)                         4,247,000        5,018,337
---------------------------------------------------------------
                                                      9,833,224
---------------------------------------------------------------

IRELAND-0.96%

CRH PLC (Construction-Cement &
  Aggregates)                          490,000        9,253,306
---------------------------------------------------------------
Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                         110,500        4,944,875
---------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Airlines)(a)                         72,200        2,978,250
---------------------------------------------------------------
                                                     17,176,431
---------------------------------------------------------------

ISRAEL-0.79%

Orbotech, Ltd.
  (Computers-Software &
  Services)(a)                         138,000       10,781,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ISRAEL-(CONTINUED)

Partner Communications Co.
  Ltd.-ADR
  (Telecommunications-
  Cellular/Wireless)(a)                215,000   $    3,386,250
---------------------------------------------------------------
                                                     14,167,500
---------------------------------------------------------------

ITALY-1.47%

Banca Popolare di Brescia (Banks-
  Regional)                            314,000       13,296,334
---------------------------------------------------------------
Gruppo Editoriale L'Espresso
  (Publishing)                         600,000       13,034,899
---------------------------------------------------------------
                                                     26,331,233
---------------------------------------------------------------

JAPAN-9.55%

Bellsystem 24, Inc.
  (Services-Commercial &
  Consumer)                             42,000       40,285,838
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 244,200        9,790,955
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            240,750       14,201,837
---------------------------------------------------------------
Orix Corp.
  (Financial-Diversified)               27,600        3,706,297
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            108,600       10,104,264
---------------------------------------------------------------
Shohkoh Fund & Co. Ltd.
  (Financial- Diversified)              20,600       12,606,398
---------------------------------------------------------------
Softbank Corp.
  (Computers-Software &
  Services)(a)                          68,000       28,242,291
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         115,650       22,962,496
---------------------------------------------------------------
Yahoo Japan Corp.
  (Computers-Software &
  Services)(a)                           5,600       29,542,948
---------------------------------------------------------------
                                                    171,443,324
---------------------------------------------------------------

MEXICO-6.02%

Cemex S.A. de C.V.-ADR
  (Construction- Cement &
  Aggregates)(a)                       259,400        5,836,500
---------------------------------------------------------------
Cifra S.A. de C.V.
  (Retail-General Merchandise)(a)    5,300,000        8,102,964
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)           566,300        7,857,412
---------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V. (Retail-Department
  Stores)(c)                         5,079,000        4,204,768
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A.
  (Entertainment)(a)                 3,288,144        8,891,497
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Non-Alcoholic)            446,880       14,663,250
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)         2,368,000        5,923,079
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            3,161,000        7,725,793
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   323,000       13,727,500
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.- Class A (Paper & Forest
  Products)                          2,014,000        6,451,503
---------------------------------------------------------------
Organizacion Soriana S.A. de C.V.
  (Retail- Department Stores)        1,776,000        6,575,725
---------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                          142,000       12,141,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Tubos de Acero de Mexico S.A.-ADR
(Oil & Gas-Drilling & Equipment)       541,800   $    5,925,937
---------------------------------------------------------------
                                                    108,026,928
---------------------------------------------------------------

NETHERLANDS-2.43%

CMG PLC (Computers-Software &
  Services)                            267,000       10,308,933
---------------------------------------------------------------
Draka Holding N.V. (Metal
  Fabricators)(a)                       21,573          777,334
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      300,000       14,960,151
---------------------------------------------------------------
Gucci Group N.V.-New York Shares
  (Textiles)                           118,000        9,528,500
---------------------------------------------------------------
Nutreco Holding N.V.
  (Agricultural Products)              235,000        8,035,032
---------------------------------------------------------------
                                                     43,609,950
---------------------------------------------------------------

NORWAY-1.45%

Merkantildata A.S.A
  (Services-Commercial &
  Consumer)                            872,000        7,387,477
---------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing- Specialized)         486,000       18,574,431
---------------------------------------------------------------
                                                     25,961,908
---------------------------------------------------------------

PHILIPPINES-0.35%

International Container Terminal
  Services, Inc. (Air Freight)(a)    6,112,500          586,861
---------------------------------------------------------------
SM Prime Holdings, Inc. (Land
  Development)                      32,000,000        5,665,835
---------------------------------------------------------------
                                                      6,252,696
---------------------------------------------------------------

SINGAPORE-1.98%

Datacraft Asia Ltd.
  (Communications Equipment)           834,500        3,838,700
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)(a)              640,813        7,245,615
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      1,939,000        5,271,113
---------------------------------------------------------------
Keppel Land Ltd. (Land
  Development)                       3,413,000        4,823,811
---------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)         3,946,000        6,597,630
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing- Newspapers)             459,000        7,867,625
---------------------------------------------------------------
                                                     35,644,494
---------------------------------------------------------------

SOUTH AFRICA-0.41%

Dimension Data Holdings Ltd.
  (Computers- Software &
  Services)(a)                       1,519,563        7,372,076
---------------------------------------------------------------

SOUTH KOREA-2.80%

Hyundai Motor Co. Ltd.
  (Automobiles)(a)                     213,000        3,746,811
---------------------------------------------------------------
Korea Electric Power Corp.-ADR
  (Electric Companies)                 486,600        7,663,950
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(a)                       274,500        9,676,125
---------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Specialty)                357,000       10,803,752
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       301,900       10,075,913
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SOUTH KOREA-(CONTINUED)

Samsung Electronics
  (Electronics-Component
  Distributors)                         50,000   $    8,336,807
---------------------------------------------------------------
                                                     50,303,358
---------------------------------------------------------------

SPAIN-1.27%

Cortefiel S.A. (Retail-Department
  Stores)                              155,000        4,048,972
---------------------------------------------------------------
Mapfre Vida S.A.
  (Insurance-Life/Health)              158,000        4,125,677
---------------------------------------------------------------
NH Hotels S.A. (Investment
  Management)(a)                     1,287,000       14,555,375
---------------------------------------------------------------
                                                     22,730,024
---------------------------------------------------------------

SWEDEN-2.15%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         920,000       10,235,895
---------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-
  Cellular/Wireless)                   484,200        5,563,825
---------------------------------------------------------------
Framtidsfabriken A.B.
  (Computers-Software &
  Services)(a)                          86,000        3,461,333
---------------------------------------------------------------
Modern Times Group A.B.-Class B
  (Broadcasting-Television, Radio
  & Cable)(a)                          469,000       15,169,504
---------------------------------------------------------------
NetCom A.B.
  (Telecommunications-Cellular/
  Wireless)(a)                         102,600        4,260,445
---------------------------------------------------------------
                                                     38,691,002
---------------------------------------------------------------

SWITZERLAND-0.73%

Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                       1,220        5,072,998
---------------------------------------------------------------
PubliGroupe S.A.
  (Services-Advertising/
  Marketing)                            11,000        8,065,849
---------------------------------------------------------------
                                                     13,138,847
---------------------------------------------------------------

TAIWAN-1.45%

Compal Electronics, Inc.
  (Computers- Hardware)              2,801,000        9,404,366
---------------------------------------------------------------
Far Eastern Textile Ltd.
  (Chemicals- Diversified)           5,641,040        7,718,195
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co.
  (Electronics-Semiconductors)(a)    2,021,000        8,983,638
---------------------------------------------------------------
                                                     26,106,199
---------------------------------------------------------------

THAILAND-0.70%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                  569,000        6,632,561
---------------------------------------------------------------
Siam Commercial Bank PLC, 5.25%
  Pfd. (Banks-Regional)(a)           5,189,000        5,880,553
---------------------------------------------------------------
                                                     12,513,114
---------------------------------------------------------------

UNITED KINGDOM-6.76%

Aggreko PLC (Services-Facilities
  & Environmental)                   1,000,000        5,022,726
---------------------------------------------------------------
AMEC PLC (Construction-Cement &
  Aggregates)                          678,000        2,391,031
---------------------------------------------------------------
ARM Holdings PLC (Electronics-
  Semiconductors)(a)                   112,000        3,181,925
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Avis Europe PLC
(Services-Commercial &
Consumer)(c)                         1,484,550   $    6,345,947
---------------------------------------------------------------
Cattles PLC (Consumer Finance)       1,020,000        4,779,399
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                            670,000        7,182,086
---------------------------------------------------------------
Eidos PLC-ADR (Computer Software/
  Services)(a)                         216,000       15,079,500
---------------------------------------------------------------
Iceland Group PLC (Retail-Food
  Chains)                              862,000        4,102,835
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time- Products)                    1,000,000        5,622,822
---------------------------------------------------------------
Logica PLC (Computer Software &
  Services)                            775,000       11,856,222
---------------------------------------------------------------
Matalan PLC (Retail-Discounters)       160,000        3,603,867
---------------------------------------------------------------
Mayflower Corp. PLC (The) (Auto
  Parts & Equipment)                 2,240,000        7,733,846
---------------------------------------------------------------
Nestor Healthcare Group PLC
  (Services- Commercial &
  Consumer)                            300,000        2,935,952
---------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)         1,360,000        6,109,804
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                             964,912       10,779,668
---------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software & Services)      369,150       18,941,958
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                         1,980,000        5,631,700
---------------------------------------------------------------
                                                    121,301,288
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $778,989,784)                               1,121,672,670
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED
CONVERTIBLE BONDS & NOTES-0.27%

MANUFACTURING (DIVERSIFIED)-0.27%

Shanghai Industrial Investment
  Trust Co. (United Kingdom),
  Conv. Gtd. Bonds, 1.00%,
  02/24/03 (Acquired 03/05/98-
  03/09/98; Cost $5,218,750)(b)    $ 5,000,000   $    4,762,500
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-4.34%

STIC Liquid Assets Portfolio(d)     38,938,805       38,938,805
---------------------------------------------------------------
STIC Prime Portfolio(d)             38,938,805       38,938,805
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $77,877,610)                             77,877,610
---------------------------------------------------------------
TOTAL INVESTMENTS-100.64%                         1,806,941,987
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.64%)                                    (11,446,930)
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,795,495,057
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Gtd.  - Guaranteed
Pfd.  - Preferred
Rts.  - Rights

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $9,027,500, which represented 0.50% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $1,102,265,014))                           $ 1,806,941,987
------------------------------------------------------------
Foreign currencies, at value (cost
  $12,540,812))                                   12,603,459
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,533,659
------------------------------------------------------------
  Capital stock sold                               1,489,698
------------------------------------------------------------
  Dividends and interest                           1,340,732
------------------------------------------------------------
  Foreign exchange contracts                          11,893
------------------------------------------------------------
Investment for deferred compensation plan             36,447
------------------------------------------------------------
Other assets                                          46,712
------------------------------------------------------------
    Total assets                               1,825,004,587
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           22,853,421
------------------------------------------------------------
  Capital stock reacquired                         2,845,059
------------------------------------------------------------
  Deferred compensation                               36,447
------------------------------------------------------------
  Foreign exchange contracts                           1,869
------------------------------------------------------------
Accrued advisory fees                              1,282,152
------------------------------------------------------------
Accrued administrative services fees                  12,779
------------------------------------------------------------
Accrued directors' fees                                4,950
------------------------------------------------------------
Accrued distribution fees                          1,364,737
------------------------------------------------------------
Accrued transfer agent fees                          671,017
------------------------------------------------------------
Accrued operating expenses                           437,099
------------------------------------------------------------
    Total liabilities                             29,509,530
------------------------------------------------------------
Net assets applicable to shares outstanding  $ 1,795,495,057
============================================================

NET ASSETS:

Class A                                      $   852,198,373
============================================================
Class B                                      $   926,971,942
============================================================
Class C                                      $    16,324,742
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     38,827,789
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     43,427,805
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        764,714
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         21.95
------------------------------------------------------------
  Offering price per share:
    (Net asset value $21.95 / 95.25%)        $         23.04
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         21.35
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         21.35
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $1,233,796 foreign
  withholding tax)                              $   9,907,460
-------------------------------------------------------------
Interest                                            5,073,170
-------------------------------------------------------------
    Total investment income                        14,980,630
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      15,416,368
-------------------------------------------------------------
Administrative services fees                          127,117
-------------------------------------------------------------
Custodian fees                                      1,206,826
-------------------------------------------------------------
Directors' fees                                        25,466
-------------------------------------------------------------
Distribution fees-Class A                           4,209,929
-------------------------------------------------------------
Distribution fees-Class B                           8,987,826
-------------------------------------------------------------
Distribution fees-Class C                             140,985
-------------------------------------------------------------
Transfer agent fees-Class A                         2,565,991
-------------------------------------------------------------
Transfer agent fees-Class B                         3,267,402
-------------------------------------------------------------
Transfer agent fees-Class C                            64,107
-------------------------------------------------------------
Other                                                 830,046
-------------------------------------------------------------
    Total expenses                                 36,842,063
-------------------------------------------------------------
Less: Expenses paid indirectly                        (61,092)
-------------------------------------------------------------
    Net expenses                                   36,780,971
-------------------------------------------------------------
Net investment income (loss)                      (21,800,341)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           197,468,014
-------------------------------------------------------------
  Foreign currencies                               (1,896,989)
-------------------------------------------------------------
                                                  195,571,025
-------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           394,282,624
-------------------------------------------------------------
  Foreign currencies                                    8,398
-------------------------------------------------------------
                                                  394,291,022
-------------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                  589,862,047
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 568,061,706
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (21,800,341)   $  (19,250,738)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   195,571,025         8,287,562
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
investment securities and foreign currencies                     394,291,022      (163,765,028)
----------------------------------------------------------------------------------------------
         Net increase (decrease) in net assets resulting
  from operations                                                568,061,706      (174,728,204)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (361,902,444)     (230,924,075)
----------------------------------------------------------------------------------------------
  Class B                                                       (307,272,112)     (195,608,768)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,457,883)       10,146,858
----------------------------------------------------------------------------------------------
         Net increase (decrease) in net assets                  (102,570,733)     (591,114,189)
----------------------------------------------------------------------------------------------


NET ASSETS:

Beginning of period                                            1,898,065,790     2,489,179,979
----------------------------------------------------------------------------------------------
End of period                                                 $1,795,495,057    $1,898,065,790
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  992,683,210    $1,684,292,210
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (13,357,764)      (10,598,077)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            111,551,104       (85,955,828)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           704,618,507       310,327,485
----------------------------------------------------------------------------------------------
                                                              $1,795,495,057    $1,898,065,790
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions
   -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $19,040,654, undistributed net realized gains increased by $1,935,907 and paid-in capital decreased by $20,976,561 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $127,117 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $3,367,288 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $4,209,929, $8,987,826 and $140,985, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $267,534 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $101,594 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $6,959 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $21,196 and $39,896, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $61,092 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $980,253,634 and $1,451,494,862, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $727,202,713
--------------------------------------------------------------------------
Aggregate unrealized appreciation (depreciation) of
  investment securities                                        (35,792,955)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $691,409,758
==========================================================================

Cost of investments for tax purposes is $1,115,532,229.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                   1999                             1998
                                                       -----------------------------   ------------------------------
                                                         SHARES          AMOUNT           SHARES          AMOUNT
                                                       -----------   ---------------   ------------   ---------------
Sold:
  Class A                                               44,392,973   $   788,784,876     98,887,924   $ 1,735,509,689
---------------------------------------------------------------------------------------------------------------------
  Class B                                                2,884,425        50,807,802      8,273,209       143,682,325
---------------------------------------------------------------------------------------------------------------------
  Class C                                                  812,924        14,207,396        839,541        14,593,832
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
Reacquired:
  Class A                                              (64,640,003)   (1,150,687,320)  (111,697,312)   (1,966,433,764)
---------------------------------------------------------------------------------------------------------------------
  Class B                                              (20,494,580)     (358,079,914)   (20,304,373)     (339,291,093)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                 (897,630)      (15,665,279)      (265,144)       (4,446,974)
---------------------------------------------------------------------------------------------------------------------
                                                       (37,941,891)  $  (670,632,439)   (24,266,155)  $  (416,385,985)
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the five-year period ended October 31, 1999 and for a share of Class C capital stock outstanding during each of the years in the two-year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                1999        1998         1997         1996        1995
                                                              --------    --------    ----------    --------    --------
Net asset value, beginning of period                          $  15.87    $  17.28    $    15.76    $  13.09    $  10.22
------------------------------------------------------------  --------    --------    ----------    --------    --------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)   (0.10)(a)     (0.15)(a)   (0.09)(a)   (0.09)(a)
------------------------------------------------------------  --------    --------    ----------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.25       (1.31)         1.67        2.81        2.96
------------------------------------------------------------  --------    --------    ----------    --------    --------
        Total from investment operations                          6.08       (1.41)         1.52        2.72        2.87
------------------------------------------------------------  --------    --------    ----------    --------    --------
Less distributions:
  Distributions from net realized gains                             --          --            --       (0.05)         --
------------------------------------------------------------  --------    --------    ----------    --------    --------
Net asset value, end of period                                $  21.95    $  15.87    $    17.28    $  15.76    $  13.09
============================================================  ========    ========    ==========    ========    ========
Total return(b)                                                  38.31%      (8.16)%        9.65%      20.83%      28.08%
============================================================  ========    ========    ==========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $852,198    $937,587    $1,242,505    $919,319    $186,029
============================================================  ========    ========    ==========    ========    ========
Ratio of expenses to average net assets                           1.80%(c)    1.75%         1.75%       1.83%       2.11%
============================================================  ========    ========    ==========    ========    ========
Ratio of net investment income (loss) to average net assets      (0.95)%(c)  (0.55)%       (0.88)%     (0.62)%     (0.68)%
============================================================  ========    ========    ==========    ========    ========
Portfolio turnover rate                                             60%         50%           57%         44%         64%
============================================================  ========    ========    ==========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $841,985,823.

                                                               CLASS B                                        CLASS C
                                       -------------------------------------------------------     -----------------------------
                                         1999        1998        1997        1996       1995        1999        1998      1997
                                       --------    --------   ----------   --------   --------     -------     -------   -------
Net asset value, beginning of period   $  15.52    $  17.00   $    15.58   $  13.02   $  10.21     $ 15.52     $ 17.00   $ 18.39
-------------------------------------  --------    --------   ----------   --------   --------     -------     -------   -------
Income from investment operations:
  Net investment income (loss)            (0.27)(a)   (0.19)(a)    (0.24)(a)  (0.17)(a)  (0.14)(a)   (0.27)(a)   (0.19)(a) (0.04)(a)
-------------------------------------  --------    --------   ----------   --------   --------     -------     -------   -------
  Net gains (losses) on securities
    (both realized and unrealized)         6.10       (1.29)        1.66       2.78       2.95        6.10       (1.29)    (1.35)
-------------------------------------  --------    --------   ----------   --------   --------     -------     -------   -------
        Total from investment
          operations                       5.83       (1.48)        1.42       2.61       2.81        5.83       (1.48)    (1.39)
-------------------------------------  --------    --------   ----------   --------   --------     -------     -------   -------
Less distributions:
  Distributions from net realized
    gains                                    --          --           --      (0.05)        --          --          --        --
-------------------------------------  --------    --------   ----------   --------   --------     -------     -------   -------
Net asset value, end of period         $  21.35    $  15.52   $    17.00   $  15.58   $  13.02     $ 21.35     $ 15.52   $ 17.00
=====================================  ========    ========   ==========   ========   ========     =======     =======   =======
Total return(b)                           37.56%      (8.71)%       9.11%     20.09%     27.52%      37.56%      (8.71)%   (7.56)%
=====================================  ========    ========   ==========   ========   ========     =======     =======   =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $926,972    $947,293   $1,241,999   $807,215   $118,199     $16,325     $13,186   $ 4,676
=====================================  ========    ========   ==========   ========   ========     =======     =======   =======
Ratio of expenses to average net
  assets                                   2.37%(c)    2.32%        2.30%      2.37%      2.62%       2.37%(c)    2.34%     2.36%(d)
=====================================  ========    ========   ==========   ========   ========     =======     =======   =======
Ratio of net investment income (loss)
  to average net assets                   (1.52)%(c)  (1.11)%      (1.44)%    (1.16)%    (1.19)%   (1.52)%(c)   (1.13)%  (1.50)%(d)
=====================================  ========    ========   ==========   ========   ========     =======     =======   =======
Portfolio turnover rate                      60%         50%          57%        44%        64%         60%         50%       57%
=====================================  ========    ========   ==========   ========   ========     =======     =======   =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $898,782,589 and $14,098,451 for Class B and Class C, respectively.
(d) Annualized.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                     KPMG LLP

                     December 3, 1999
                     Houston, Texas

BOARD OF DIRECTORS                               OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                         11 Greenway Plaza
Chairman                                         Chairman                                 Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                               Gary T. Crum                             Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Edward K. Dunn Jr.                               Robert G. Alley                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman and President,                                                     CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                           State Street Bank and Trust Company
                                                                                          225 Franklin Street
Jack Fields                                      Edgar M. Larsen                          Boston MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                      COUNSEL TO THE FUND
Formerly Member                                  Mary J. Benson
of the U.S. House of Representatives             Assistant Vice President and             Ballard Spahr
                                                 Assistant Treasurer                      Andrews & Ingersoll, LLP
Carl Frischling                                                                           1735 Market Street
Partner                                          Sheri Morris                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP            Assistant Vice President and
                                                 Assistant Treasurer                      COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer            Renee A. Friedli                         Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                      Assistant Secretary                      919 Third Avenue
                                                                                          New York, NY 10022
Prema Mathai-Davis                               P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;     Assistant Secretary                      DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,     Nancy L. Martin                          A I M Distributors, Inc.
Metropolitan Transportation Authority of         Assistant Secretary                      11 Greenway Plaza
New York State                                                                            Suite 100
                                                 Ofelia M. Mayo                           Houston, TX 77046
Lewis F. Pennock                                 Assistant Secretary
Attorney                                                                                  AUDITORS
                                                 Lisa A. Moss
Louis S. Sklar                                   Assistant Secretary                      KPMG LLP
Executive Vice President                                                                  700 Louisiana
Hines Interests                                  Kathleen J. Pflueger                     Houston, TX 77002
Limited Partnership                              Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                             MONEY MARKET FUNDS                              A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                           provided leadership in the mutual
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                        fund industry since 1976 and
AIM Capital Development Fund                                                             managed approximately $120 billion
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                      in assets for more than 6.4 million
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund            shareholders, including individual
AIM Large Cap Growth Fund                AIM Asian Growth Fund                           investors, corporate clients and
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund                     financial institutions, as of
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)                     September 30, 1999.
AIM Mid Cap Opportunities Fund           AIM European Development Fund                       The AIM Family of Funds
AIM Select Growth Fund                   AIM International Equity Fund                   --Registered Trademark-- is
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                           distributed nationwide, and AIM
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund                  today is the 10th-largest mutual
AIM Value Fund                           AIM New Pacific Growth Fund                     fund complex in the United States
AIM Weingarten Fund                                                                      in assets under management,
                                         GLOBAL GROWTH FUNDS                             according to Strategic Insight, an
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund               independent mutual fund monitor.
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund
AIM Basic Value Fund                     AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                   AIM Global Government Income Fund
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund
AIM High Income Municipal Fund           AIM Global Infrastructure Fund
AIM Municipal Bond Fund                  AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(6)


(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--




AIM Distributors, Inc.                                                  GLA-AR-1